                                                                 EXHIBIT 10.3(a)

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT entered into this 13th day of June, 1996, by and between First Federal Savings and Loan Association (the "Association") and Vida
H. Lampkin (the "Employee"), effective on the date (the "Effective Date") this agreement is executed.

         WHEREAS, the Employee has heretofore been employed by the Association as its President and is experienced in all phases of the business of the Association; and

         WHEREAS, the Board of Directors of the Association believes it is in the best interests of the Association to enter into this Agreement with the Employee in order to assure continuity of management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to her assigned duties; and

         WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Association and the Employee.

         NOW, THEREFORE, it is AGREED as follows:

         1.               Defined Terms

         When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

         (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Association, as the terms are defined in
Section 424(e) and (f), respectively, of the Code.

         (b) When the Association is in the "mutual" form of organization, a "Change in Control" shall be deemed to have occurred if:

                          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Association before such transaction cease to constitute a majority of the Board of Directors of the Association or any successor to the Association;

                          (ii) the Association transfers substantially all of its assets to another corporation which is not an Affiliate of the Association;

                          (iii) the Association sells substantially all of the assets of an Affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale;

                          (iv) any "person" including a "group", exclusive of the Board of Directors of the Association or any committee thereof, is or becomes the "beneficial owner", directly
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         or indirectly, of proxies of the Association representing twenty-five percent (25%) or more of the combined voting power of the Association's members; or

                          (v) the Association is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Association.

         (c) If the Association is in the "stock" form of organization, a "Change in Control" shall be deemed to have occurred if:

                          (i) as a result of, or in connection with, any initial public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Association before such transaction cease to constitute a majority of the Board of Directors of the Association or any successor to the Association;

                          (ii) the Association transfers substantially all of its assets to another corporation which is not an Affiliate of the Association;

                          (iii) the Association sells substantially all of the assets of a subsidiary or affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale;

                          (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Association representing twenty-five percent (25%) or more of the combined voting power of the Association's outstanding securities (with the terms in quotation marks having the meaning set forth under the federal securities laws); or

                          (v) the Association is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Association.

         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Association converts to the stock form of organization, or creates an independent holding company in connection therewith.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.





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         (e)              "Code Section 280G Maximum" shall mean  product of
2.99 and her "base amount" as defined in Code Section 280G(b)(3).

         (f) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move her personal residence, or perform her principal executive functions, more than thirty (30) miles from her primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Association to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Association which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by her under this Agreement; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with her position; (v) a failure to reelect the Employee to the Board of Directors of the Association, if the Employee has served on such Board at any time during the term of the Agreement; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Association; or (vii) a material reduction in the secretarial or other administrative support of the Employee. In addition, "Good Reason" shall mean an impairment of the Employee's health to an extent that it makes continued performance of her duties hereunder hazardous to her physical or mental health.

         (g) "Just Cause" shall mean, in the good faith determination of the Association's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless she has acted, or failed to act, with an absence of good faith and without a reasonable belief that her action or failure to act was in the best interest of the Association.

         (h) "Protected Period" shall mean the period that begins on the date one year before the Change in Control and ends on the closing date of the Change in Control.

         (i) "Trust" shall mean a grantor trust that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Association.

         2. Employment. The Employee is employed as the President of the Association. The Employee shall render such administrative and management services for the Association as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent





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permitted by law, the business of the Association.  The Employee's other duties shall be such as the Board of Directors (the "Board") of the Association may from time to time reasonably direct, including normal duties as an officer of the Association.

         3. Base Compensation. The Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $______ per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary. Notwithstanding the foregoing, following a Change in Control, the Board of Directors of the Association shall continue to annually review the rate of the Employee's salary, and shall increase said rate of salary by a percentage which is not less than the average annual percentage increase in salary that the Employee received over the three calendar years immediately preceding the year in which the Change in Control occurs.

         4. Discretionary Bonuses. The Employee shall participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that the Board may award from time to time to the Association's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses. Notwithstanding the foregoing, following a Change in Control, the Employee shall receive discretionary bonuses that are made no less frequently than, and in annual amounts not less than, the average annual discretionary bonuses paid to the Employee during each of the three calendar years immediately preceding the year in which such Change in Control occurs.

         5.               (a)       Participation in Retirement, Medical and
Other Plans. During the term of this Agreement, the Employee shall be eligible to participate in the following benefit plans: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Association, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

                          (b)       Employee Benefits; Expenses.  The Employee
shall be eligible to participate in any fringe benefits which are or may become available to the Association's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which she shall incur in connection with her services under this Agreement upon substantiation of such expenses in accordance with the policies of the Association.

         6. Term. The Association hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending thirty-six months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, the





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Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

         7.               Loyalty; Noncompetition.

                          (a)       During the period of her employment
hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all her full business time, attention, skill, and efforts to the faithful performance of her duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Association or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association, or be gainfully employed in any other position or job other than as provided above.

                          (b)       Permissible Investments.  Nothing contained
in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Association, or, solely as a passive or minority investor, in any business.

         8. Standards. The Employee shall perform her duties under this Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Association will provide Employee with the working facilities and staff customary for similar executives and necessary for her to perform her duties.

         9. Vacation and Sick Leave. At such reasonable times as the Board shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent herself voluntarily from the performance of her employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

                          (a)       The Employee shall be entitled to an annual
vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Association.

                          (b)       The Employee shall not receive any
additional compensation from the Association on account of her failure to take a vacation or sick leave, and the Employee shall not





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accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

                          (c)       In addition to the aforesaid paid
vacations, the Employee shall be entitled without loss of pay, to absent herself voluntarily from the performance of her employment with the Association for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

                          (d)       In addition, the Employee shall be entitled
to an annual sick leave benefit as established by the Board.

         10. Termination and Termination Pay. Subject to Section 12 hereof, the Employee's employment hereunder may be terminated under the following circumstances:

                          (a)       Death.  The Employee's employment under
this Agreement shall terminate upon her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which her death occurred.

                          (b)       Disability.  (1) The Association may
terminate the Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Association's long-term disability plan (or, if the Association has no such plan in effect, which impairs the Employee's ability to substantially perform her duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Association's long term disability plan will continue as provided in such plan.

         (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, she shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Association and, if able, shall make herself available to the Association to undertake reasonable assignments consistent with her prior position and her physical and mental health. The Association shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.





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                          (c)       Just Cause.  The Board may, by written
notice to the Employee, immediately terminate her employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

                          (d)       Without Just Cause; Constructive Discharge.
(1) The Board may, by written notice to the Employee, immediately terminate her employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period in which event the benefits and compensation provided for in Section 12 shall apply):

         (i) the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period,

         (ii) a put option meeting the requirements set forth in subsection 3 hereof, provided that the Employee shall not be entitled to such put option if, on the date the Employee terminates employment, either the Employee does not own any common stock of the Association or an affiliated company, or such common stock is "readily tradeable" within the meaning of Code Section 401(a)(28)(C); and

         (iii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Association provided for the Employee at the date of termination of employment or (B) continued participation under such Association benefit plans through the Expiration Date, but only to the extent the Employee continues to qualify for participation therein. All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments through the Expiration Date, or (II) in one lump sum within ten (10) days of such termination.

         (2) The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d)(1) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason, (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in
Section 12 shall apply).

         (3) A put option deliverable to the Employee pursuant to this Section 10(d) shall, at a minimum, obligate the Association and any successor to purchase any shares of its common stock and the common stock of any affiliated company that the Employee owns on the date of terminating employment. The terms of such purchase shall be set forth in a written instrument prepared and executed by the Association, and shall require that (i) the purchase price be no less than the appraised value of such stock, determined in accordance with Code Section 401(a)(28)(C) by





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
an appraiser mutually agreed upon by the Employee and the Association, as of the last day of the fiscal year in which the Employee's employment terminates, and (ii) the Association make such payment as soon as practicable after the Association receives said appraisal.

                          (e)       Termination or Suspension Under Federal
Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                          (1)       If the Association is in default (as
defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

                          (2)       All obligations under this Agreement shall
terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in
Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

                          (3)  If a notice served under Section 8(e)(3) or
(g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Association's affairs, the Association's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion
(i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                          (4)  Any payments made to the Employee pursuant to
this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

                          (f)       Voluntary Termination by Employee.  Subject
to Section 12 hereof, the Employee may voluntarily terminate employment with the Association during the term of this Agreement, upon at least ninety (90) days' prior written notice to the Board of Directors, in which case the Employee shall receive only her compensation, vested rights and employee benefits up to the date of her termination (unless such termination occurs pursuant to Section





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
10(d)(2) hereof or within the Protected Period in Section 12(a) hereof in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

         11. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

         12.              Change in Control.

                          (a)       Trigger Events.  The Employee shall be
entitled to collect the severance benefits set forth in Subsection (b) hereof in lieu of any benefits under Section 10 hereof in the event that (i) a Change in Control occurs, or (ii) the Association or its successor(s) in interest terminate the Employee's employment without her written consent and for any reason other than Just Cause during the Protected Period.

                          (b)       Amount of Severance Benefit.  If the
Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Association shall:

                                    (i)  pay the Employee a severance benefit
                          equal to the difference between the Code Section 280G Maximum and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the Change in Control, and

                                    (ii)  pay for long-term disability and
                          provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen
                          (18) months (or such longer period, up to 24 months, if COBRA is amended).

                          Said sum shall be paid in one lump sum within ten
(10) days of the later of the date of the Change in Control and the Employee's last day of employment with the Association, provided that the Employee may elect at any time on or before becoming entitled to collect benefits hereunder, to have such benefits be paid in substantially equal installments over a period of up to 10 years. In the event that the Employee and the Association jointly agree that the Employee has collected an amount exceeding the Code Section 280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab initio which the Employee shall repay to the Association, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

                          (c)       Funding of Grantor Trust upon Change in
Control. Not later than ten business days after a Change in Control, the Association shall (i) deposit in a Trust an amount equal to the Code Section 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as





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
to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date twelve months after the Change in Control, the trustee of the Trust shall pay to the Association the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

         During the 12-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Association via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Association, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Association provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Association. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Association, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

         13. Indemnification. The Association agrees that its Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Association, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

         14. Reimbursement of Employee for Enforcement Proceedings. In the event that any dispute arises between the Employee and the Association as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Association, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in her favor. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Association written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

         15. Federal Income Tax Withholding. The Association may withhold all federal and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.





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
         16.              Successors and Assigns.

                          (a)       Association.  This Agreement shall not be
assignable by the Association, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Association.

                          (b)       Employee.  Since the Association is
contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Association; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon her death, or (ii) the executors, administrators, or other legal representatives of the Employee or her estate from assigning any rights hereunder to the person or persons entitled thereunto.

                          (c)  Attachment.  Except as required by law, no right
to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

         17. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         18. Applicable Law. Except to the extent preempted by federal law, the laws of the State of Arkansas shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         19. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         20. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties.





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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                               FIRST FEDERAL SAVINGS AND
                                        LOAN ASSOCIATION


/s/ Betty C. Harris                      By: /s/ Clifford Steelman
--------------------------                   ----------------------------------
Secretary                                Its Board Member
                                             ----------------------------------


WITNESS:


/s/ Paula J. Bergstrom                   /s/  Vida H. Lampkin
--------------------------               --------------------------------------
                                         Vida H. Lampkin





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
                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT entered into this 13th day of June, 1996, by and between First Federal Savings and Loan Association (the "Association") and Cameron D. McKeel (the "Employee"), effective on the date (the "Effective Date") this agreement is executed.

         WHEREAS, the Employee has heretofore been employed by the Association as its Executive Vice President and is experienced in all phases of the business of the Association; and

         WHEREAS, the Board of Directors of the Association believes it is in the best interests of the Association to enter into this Agreement with the Employee in order to assure continuity of management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties; and

         WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Association and the Employee.

         NOW, THEREFORE, it is AGREED as follows:

         1.               Defined Terms

         When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

         (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Association, as the terms are defined in
Section 424(e) and (f), respectively, of the Code.

         (b) When the Association is in the "mutual" form of organization, a "Change in Control" shall be deemed to have occurred if:

                          (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Association before such transaction cease to constitute a majority of the Board of Directors of the Association or any successor to the Association;

                          (ii) the Association transfers substantially all of its assets to another corporation which is not an Affiliate of the Association;

                          (iii) the Association sells substantially all of the assets of an Affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale;

                          (iv) any "person" including a "group", exclusive of the Board of Directors of the Association or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Association representing twenty-five percent (25%) or more of the combined voting power of the Association's members; or

                          (v) the Association is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Association.

         (c) If the Association is in the "stock" form of organization, a "Change in Control" shall be deemed to have occurred if:

                          (i) as a result of, or in connection with, any initial public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were non-employee directors of the Association before such transaction cease to constitute a majority of the Board of Directors of the Association or any successor to the Association;

                          (ii) the Association transfers substantially all of its assets to another corporation which is not an Affiliate of the Association;

                          (iii) the Association sells substantially all of the assets of an Affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale;

                          (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Association representing twenty-five percent (25%) or more of the combined voting power of the Association's outstanding securities (with the terms in quotation marks having the meaning set forth under the federal securities laws); or

                          (v) the Association is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Association.

         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Association converts to the stock form of organization, or creates an independent holding company in connection therewith.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

         (e)              "Code Section 280G Maximum" shall mean  product of
2.99 and his "base amount" as defined in Code Section 280G(b)(3).

         (f) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Association to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Association which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him under this Agreement; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect the Employee to the Board of Directors of the Association, if the Employee has served on such Board at any time during the term of the Agreement; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Association; or (vii) a material reduction in the secretarial or other administrative support of the Employee. In addition, "Good Reason" shall mean an impairment of the Employee's health to an extent that it makes continued performance of his duties hereunder hazardous to his physical or mental health.

         (g) "Just Cause" shall mean, in the good faith determination of the Association's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Association.

         (h) "Protected Period" shall mean the period that begins on the date one year before the Change in Control and ends on the closing date of the Change in Control.

         (i) "Trust" shall mean a grantor trust that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Association.

         2. Employment. The Employee is employed as the Executive Vice President of the Association. The Employee shall render such administrative and management services for the Association as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Association. The Employee's other duties shall be such as the Board of Directors (the "Board") of the Association may from time to time reasonably direct, including normal duties as an officer of the Association.

         3. Base Compensation. The Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $______ per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary. Notwithstanding the foregoing, following a Change in Control, the Board of Directors of the Association shall continue to annually review the rate of the Employee's salary, and shall increase said rate of salary by a percentage which is not less than the average annual percentage increase in salary that the Employee received over the three calendar years immediately preceding the year in which the Change in Control occurs.

         4. Discretionary Bonuses. The Employee shall participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that the Board may award from time to time to the Association's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses. Notwithstanding the foregoing, following a Change in Control, the Employee shall receive discretionary bonuses that are made no less frequently than, and in annual amounts not less than, the average annual discretionary bonuses paid to the Employee during each of the three calendar years immediately preceding the year in which such Change in Control occurs.

         5.               (a)       Participation in Retirement, Medical and
Other Plans. During the term of this Agreement, the Employee shall be eligible to participate in the following benefit plans: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Association, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

                          (b)       Employee Benefits; Expenses.  The Employee
shall be eligible to participate in any fringe benefits which are or may become available to the Association's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Association.

         6. Term. The Association hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending thirty-six months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, the

Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

         7.               Loyalty; Noncompetition.

                          (a)       During the period of his employment
hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Association or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association, or be gainfully employed in any other position or job other than as provided above.

                          (b)       Permissible Investments.  Nothing contained
in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Association, or, solely as a passive or minority investor, in any business.

         8. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Association will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

         9. Vacation and Sick Leave. At such reasonable times as the Board shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

                          (a)       The Employee shall be entitled to an annual
vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Association.

                          (b)       The Employee shall not receive any
additional compensation from the Association on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

                          (c)       In addition to the aforesaid paid
vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Association for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

                          (d)       In addition, the Employee shall be entitled
to an annual sick leave benefit as established by the Board.

         10. Termination and Termination Pay. Subject to Section 12 hereof, the Employee's employment hereunder may be terminated under the following circumstances:

                          (a)       Death.  The Employee's employment under
this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

                          (b)       Disability.  (1) The Association may
terminate the Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Association's long-term disability plan (or, if the Association has no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Association's long term disability plan will continue as provided in such plan.

         (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, he shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Association and, if able, shall make himself available to the Association to undertake reasonable assignments consistent with his prior position and his physical and mental health. The Association shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.

                          (c)       Just Cause.  The Board may, by written
notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

                          (d)       Without Just Cause; Constructive Discharge.
(1) The Board may, by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period in which event the benefits and compensation provided for in Section 12 shall apply):

         (i) the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period,

         (ii) a put option meeting the requirements set forth in subsection 3 hereof, provided that the Employee shall not be entitled to such put option if on the date the Employee terminates employment, either the Employee does not own any common stock of the Association or an affiliated company, or such common stock is "readily tradeable" within the meaning of Cod Section 401(a)(28)(C); and

         (iii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Association provided for the Employee at the date of termination of employment or (B) continued participation under such Association benefit plans through the Expiration Date, but only to the extent the Employee continues to qualify for participation therein. All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments through the Expiration Date, or (II) in one lump sum within ten (10) days of such termination.

         (2) The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d)(1) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason, (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in
Section 12 shall apply).

         (3)   A put option deliverable to the Employee pursuant to this
Section 10(d) shall, at a minimum, obligate the Association and any successor to purchase any shares of its common stock are the common stock of any affiliated company that the Employee owns on the date of terminating employment. The terms of such purchase shall be set forth in a written instrument prepared and executed by the Association, and shall require that (i) the purchase price be no less than the appraised value of such stock, determined in accordance with Code Section 401(a)(28)(C), by an appraiser mutually agreed upon by the Employee and the Association, as of the last day of the fiscal year in which the Employee's employment terminates, and (ii) the Association make such payment as soon as practicable after the Association receives said appraisal.

                          (e)       Termination or Suspension Under Federal
Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                          (1)       If the Association is in default (as
defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

                          (2)       All obligations under this Agreement shall
terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in
Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

                          (3)  If a notice served under Section 8(e)(3) or
(g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Association's affairs, the Association's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion
(i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                          (4)  Any payments made to the Employee pursuant to
this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

                          (f)       Voluntary Termination by Employee.  Subject
to Section 12 hereof, the Employee may voluntarily terminate employment with the Association during the term of this Agreement, upon at least ninety (90) days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination (unless such termination occurs pursuant to Section 10(d)(2) hereof or within the Protected Period in Section 12(a) hereof in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

         11. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

         12.              Change in Control.

                          (a)       Trigger Events.  The Employee shall be
entitled to collect the severance benefits set forth in Subsection (b) hereof in lieu of any benefits under Section 10 hereof in the event that (i) a Change in Control occurs, or (ii) the Association or its successor(s) in interest terminate the Employee's employment without his written consent and for any reason other than Just Cause during the Protected Period.

                          (b)       Amount of Severance Benefit.  If the
Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Association shall:

                                    (i)  pay the Employee a severance benefit
                          equal to the difference between the Code Section 280G Maximum and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the Change in Control, and

                                    (ii)  pay for long-term disability and
                          provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen
                          (18) months (or such longer period, up to 24 months, if COBRA is amended).

                          Said sum shall be paid in one lump sum within ten
(10) days of the later of the date of the Change in Control and the Employee's last day of employment with the Association, provided that the Employee may elect at any time on or before becoming entitled to collect benefits hereunder, to have such benefits be paid in substantially equal installments over a period of up to 10 years. In the event that the Employee and the Association jointly agree that the Employee has collected an amount exceeding the Code Section 280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab initio which the Employee shall repay to the Association, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

                          (c)       Funding of Grantor Trust upon Change in
Control. Not later than ten business days after a Change in Control, the Association shall (i) deposit in a Trust an amount equal to the Code Section 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date twelve months after the Change in

Control, the trustee of the Trust shall pay to the Association the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

         During the 12-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Association via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Association, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Association provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Association. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within 3 days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Association, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

         13. Indemnification. The Association agrees that its Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Association, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

         14. Reimbursement of Employee for Enforcement Proceedings. In the event that any dispute arises between the Employee and the Association as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Association, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in his favor. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Association written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

         15. Federal Income Tax Withholding. The Association may withhold all federal and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

         16.              Successors and Assigns.

                          (a)       Association.  This Agreement shall not be
assignable by the Association, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Association.

                          (b)       Employee.  Since the Association is
contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Association; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

                          (c)  Attachment.  Except as required by law, no right
to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

         17. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         18. Applicable Law. Except to the extent preempted by federal law, the laws of the State of Arkansas shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

         19. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         20. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                FIRST FEDERAL SAVINGS AND
                                         LOAN ASSOCIATION


/s/ Betty C. Harris                           By: /s/ Vida H. Lampkin
----------------------------------                -----------------------------
Secretary                                     Its Chairman of the Board



WITNESS:


/s/ Paula J. Bergstrom                        /s/ Cameron D. McKeel
----------------------------------            ---------------------------------
                                              Cameron D. McKeel